| Amounts in millions; except per share amounts, ASP, percentages | Q4 FY08 | Q1 FY09 | Q2 FY09 | Q3 FY09 | Q4 FY09 | Q1 FY10 | Q2 FY10 | Q3 FY10 | Q4 FY10 | Q1 FY11 | Q2 FY11 | Q3 FY11 | Q4 FY11 | Q1 FY12 | Q2 FY12 | Q3 FY12 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| TAM | 131.9 | 145.8 | 123.8 | 111.4 | 135.4 | 152.4 | 160.4 | 163.3 | 156.2 | 164.0 | 167.5 | 159.5 | 165.8 | 176.3 | 118.9 | 146.4 |
| Share | 26.7% | 27.0% | 28.6% | 28.3% | 29.5% | 28.9% | 30.9% | 31.3% | 31.8% | 30.9% | 31.2% | 31.2% | 32.5% | 32.8% | 23.9% | 30.2% |
| Units (HDD) | 35.2 | 39.4 | 35.5 | 31.6 | 40.0 | 44.1 | 49.5 | 51.1 | 49.7 | 50.7 | 52.2 | 49.8 | 53.8 | 57.8 | 28.5 | 44.2 |
| ASP (HDD) | $56 | $53 | $51 | $50 | $48 | $49 | $52 | $51 | $47 | $46 | $47 | $45 | $44 | $46 | $69 | $68 |
| Revenue | $1,993 | $2,109 | $1,823 | $1,592 | $1,928 | $2,208 | $2,619 | $2,641 | $2,382 | $2,396 | $2,475 | $2,252 | $2,403 | $2,694 | $1,995 | $3,035 |
| Gross Margin | $425 | $424 | $290 | $253 | $370 | $514 | $687 | $665 | $535 | $437 | $475 | $410 | $469 | $541 | $648 | $977 |
| Gross Margin % | 21.3% | 20.1% | 15.9% | 15.9% | 19.2% | 23.3% | 26.2% | 25.2% | 22.5% | 18.2% | 19.2% | 18.2% | 19.5% | 20.1% | 32.5% | 32.2% |
| R&D | $128 | $133 | $119 | $125 | $132 | $142 | $154 | $160 | $154 | $167 | $169 | $179 | $188 | $193 | $191 | $265 |
| SG&A | $56 | $57 | $42 | $49 | $52 | $53 | $60 | $64 | $61 | $59 | $66 | $63 | $77 | $71 | $85 | $122 |
| Other | $ - | $ - | $113 | $18 | ($23) | $ - | $ - | $ - | $27 | $ - | $ - | $10 | $32 | $18 | $210 | $48 |
| Total Operating Expenses | $184 | $190 | $274 | $192 | $161 | $195 | $214 | $224 | $242 | $226 | $235 | $252 | $297 | $282 | $486 | $435 |
| Operating Income | $241 | $234 | $16 | $61 | $209 | $319 | $473 | $441 | $293 | $211 | $240 | $158 | $172 | $259 | $162 | $542 |
| Net Income | $213 | $211 | $14 | $50 | $196 | $288 | $429 | $400 | $265 | $197 | $225 | $146 | $158 | $239 | $145 | $483 |
| EPS | $0.94 | $0.93 | $0.06 | $0.22 | $0.86 | $1.25 | $1.85 | $1.71 | $1.13 | $0.84 | $0.96 | $0.62 | $0.67 | $1.01 | $0.61 | $1.96 |
| Diluted Shares Outstanding | 227 | 226 | 224 | 226 | 227 | 230 | 232 | 234 | 235 | 234 | 235 | 236 | 237 | 237 | 237 | 246 |
| | | | | | | | | | | | | | | | | |
| Non-GAAP Results | | | | | | | | | | | | | | | | |
| Gross Margin | $425 | $424 | $290 | $253 | $370 | $514 | $687 | $665 | $535 | $437 | $475 | $410 | $469 | $541 | $648 | $1,077 |
| Net Income | $213 | $211 | $123 | $68 | $173 | $288 | $429 | $400 | $292 | $197 | $225 | $156 | $193 | $260 | $358 | $619 |
| | | | | | | | | | | | | | | | | |
| Top 10 Customers Revenue | 53% | 51% | 49% | 47% | 52% | 56% | 55% | 51% | 52% | 50% | 48% | 49% | 53% | 49% | 51% | 53% |
| Revenue by Channel | | | | | | | | | | | | | | | | |
| OEM | 57% | 56% | 57% | 48% | 54% | 52% | 48% | 49% | 54% | 50% | 45% | 47% | 55% | 53% | 59% | 64% |
| Distributors | 24% | 26% | 21% | 30% | 29% | 31% | 30% | 33% | 29% | 32% | 33% | 33% | 29% | 29% | 25% | 28% |
| Retail | 19% | 18% | 22% | 22% | 17% | 17% | 22% | 18% | 17% | 18% | 22% | 20% | 16% | 18% | 16% | 8% |
| Revenue by Geography | | | | | | | | | | | | | | | | |
| Americas | 29% | 23% | 23% | 26% | 24% | 22% | 25% | 24% | 25% | 23% | 22% | 22% | 20% | 19% | 22% | 21% |
| Europe | 25% | 29% | 29% | 28% | 22% | 22% | 25% | 24% | 21% | 23% | 25% | 24% | 20% | 22% | 21% | 18% |
| Asia | 46% | 48% | 48% | 46% | 54% | 56% | 50% | 52% | 54% | 54% | 53% | 54% | 60% | 59% | 57% | 61% |
| | | | | | | | | | | | | | | | | |
| Compute Units | | | | | | | | | | | | | | | | |
| Notebook | 9.878 | 12.411 | 11.187 | 7.932 | 14.670 | 16.528 | 17.735 | 17.072 | 16.802 | 16.582 | 17.385 | 16.227 | 16.867 | 19.622 | 9.814 | 18.067 |
| Desktop | 15.863 | 17.484 | 14.225 | 14.659 | 16.349 | 18.282 | 19.290 | 21.461 | 20.282 | 20.918 | 20.411 | 20.118 | 22.348 | 21.588 | 11.391 | 15.975 |
| Non-Compute Units | | | | | | | | | | | | | | | | |
| Consumer Electronics | 4.097 | 3.913 | 4.128 | 3.487 | 3.666 | 3.064 | 4.083 | 4.643 | 5.306 | 5.239 | 4.709 | 4.765 | 6.459 | 7.188 | 2.352 | 3.643 |
| Branded | 4.081 | 4.396 | 4.918 | 4.512 | 3.994 | 4.539 | 6.219 | 5.565 | 5.005 | 5.678 | 7.427 | 6.404 | 5.672 | 7.060 | 3.191 | 2.926 |
| Enterprise Units | 1.266 | 1.203 | 1.005 | 0.973 | 1.308 | 1.669 | 2.170 | 2.356 | 2.346 | 2.319 | 2.284 | 2.318 | 2.463 | 2.369 | 1.724 | 3.616 |
| Total HDD Units | 35.185 | 39.407 | 35.463 | 31.563 | 39.987 | 44.082 | 49.497 | 51.097 | 49.741 | 50.736 | 52.216 | 49.832 | 53.809 | 57.827 | 28.472 | 44.227 |

### Revenue by Geography Rolling Four Quarters Ending Q3 FY09



Asia 49%
Americas 24%
Europe 27%

### Revenue by Geography Rolling Four Quarters Ending Q3 FY12



Asia 59%
Americas 21%
Europe 20%

### Volume and Market Share



Volume
Share
Units (in millions)
Market Share

### Revenue and Gross Margin



Revenue
Gross Margin
Dollars (in millions)

### EPS Analysis



EPS Guidance High
EPS Guidance Low
Actual EPS

Note: Q2'09 includes restructuring charge of $113M. Q2'12 and Q3'12 guidance excludes charges related to the flooding and acquisition-related expenses.

Note: Refer to "Non-GAAP Financial Measures" for information about non-GAAP financial measures included in this investor summary

| Balance sheet, cash flows, earnings and share repurchase amounts in millions | Q4 FY08 | Q1 FY09 | Q2 FY09 | Q3 FY09 | Q4 FY09 | Q1 FY10 | Q2 FY10 | Q3 FY10 | Q4 FY10 | Q1 FY11 | Q2 FY11 | Q3 FY11 | Q4 FY11 | Q1 FY12 | Q2 FY12 | Q3 FY12 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Cash and Cash Equivalents | $1,104 | $1,213 | $1,376 | $1,579 | $1,794 | $2,056 | $2,435 | $2,826 | $2,734 | $2,858 | $3,110 | $3,230 | $3,490 | $3,675 | $3,924 | $3,377 |
| Debt | $509 | $507 | $504 | $502 | $482 | $463 | $444 | $425 | $400 | $375 | $350 | $325 | $294 | $263 | $231 | $2,743 |
| Net Cash and Cash Equivalents | $595 | $706 | $872 | $1,077 | $1,312 | $1,593 | $1,991 | $2,401 | $2,334 | $2,483 | $2,760 | $2,905 | $3,196 | $3,412 | $3,693 | $634 |
| | | | | | | | | | | | | | | | | |
| Cash Flow From Operations | $229 | $301 | $300 | $355 | $349 | $434 | $557 | $588 | $363 | $390 | $505 | $313 | $447 | $352 | $378 | $1,208 |
| Free Cash Flow | $83 | $139 | $160 | $249 | $238 | $258 | $358 | $411 | $178 | $190 | $255 | $138 | $294 | $218 | $258 | $1,069 |
| Capital Expenditures | $146 | $162 | $140 | $106 | $111 | $176 | $199 | $177 | $185 | $200 | $250 | $175 | $153 | $134 | $120 | $139 |
| Depreciation and Amortization | $113 | $117 | $122 | $119 | $122 | $121 | $126 | $128 | $134 | $150 | $151 | $151 | $150 | $158 | $140 | $188 |
| EBITDA | $354 | $351 | $138 | $180 | $331 | $440 | $599 | $569 | $427 | $361 | $391 | $309 | $322 | $417 | $302 | $730 |
| | | | | | | | | | | | | | | | | |
| Accounts Receivable, Net | $1,010 | $1,082 | $926 | $824 | $926 | $1,131 | $1,365 | $1,257 | $1,256 | $1,325 | $1,250 | $1,171 | $1,206 | $1,356 | $747 | $2,377 |
| Inventory | | | | | | | | | | | | | | | | |
| Raw Materials | $144 | $129 | $124 | $104 | $97 | $96 | $102 | $115 | $159 | $155 | $141 | $151 | $172 | $170 | $191 | $329 |
| Work in Process | $145 | $168 | $159 | $152 | $154 | $173 | $212 | $254 | $255 | $266 | $274 | $260 | $263 | $275 | $185 | $667 |
| Finished Goods | $167 | $180 | $163 | $129 | $125 | $126 | $139 | $138 | $146 | $140 | $153 | $163 | $142 | $200 | $90 | $286 |
| Inventory, Net | $456 | $477 | $446 | $385 | $376 | $395 | $453 | $507 | $560 | $561 | $568 | $574 | $577 | $645 | $466 | $1,282 |
| Property, Plant and Equipment, Net | $1,668 | $1,674 | $1,620 | $1,570 | $1,584 | $1,625 | $1,696 | $1,756 | $2,159 | $2,245 | $2,277 | $2,249 | $2,224 | $2,209 | $2,091 | $4,171 |
| Accounts Payable | $1,181 | $1,215 | $1,075 | $1,001 | $1,101 | $1,342 | $1,507 | $1,508 | $1,507 | $1,703 | $1,628 | $1,486 | $1,545 | $1,708 | $883 | $2,774 |
| | | | | | | | | | | | | | | | | |
| Days Sales Outstanding | 46 | 47 | 46 | 47 | 47 | 47 | 47 | 43 | 48 | 50 | 46 | 47 | 46 | 46 | 34 | 71 |
| Days Inventory Outstanding | 27 | 26 | 27 | 26 | 24 | 21 | 21 | 23 | 28 | 26 | 26 | 28 | 27 | 27 | 31 | 57 |
| Days Payables Outstanding | 69 | 66 | 64 | 68 | 69 | 72 | 71 | 69 | 74 | 79 | 74 | 73 | 73 | 72 | 60 | 123 |
| Cash Conversion Cycle | 4 | 7 | 9 | 5 | 2 | (4) | (3) | (3) | 2 | (3) | (2) | 2 | - | 1 | 5 | 5 |
| Inventory Turns | 14 | 14 | 14 | 14 | 15 | 17 | 17 | 16 | 13 | 14 | 14 | 13 | 13 | 13 | 12 | 6 |
| | | | | | | | | | | | | | | | | |
| Shares Repurchased | - | 1.2 | - | - | - | - | - | - | - | 1.8 | - | - | - | - | - | - |
| Shares Repurchased $ | $ - | $36 | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $50 | $ - | $ - | $ - | $ - | $ - | $ - |
| Remaining Amount Authorized | $502 | $466 | $466 | $466 | $466 | $466 | $466 | $466 | $466 | $416 | $416 | $416 | $416 | $416 | $416 | $416 |
| | | | | | | | | | | | | | | | | |
| R4Q ROIC | 34.0% | 33.5% | 22.9% | 14.9% | 13.9% | 15.3% | 24.9% | 31.2% | 30.2% | 26.4% | 21.1% | 15.6% | 13.2% | 13.6% | 11.9% | 14.8% |
| R4Q ROA | 21.2% | 21.1% | 14.7% | 9.8% | 9.2% | 10.4% | 17.0% | 21.2% | 20.7% | 18.1% | 14.6% | 10.9% | 9.2% | 9.5% | 8.5% | 10.5% |
| | | | | | | | | | | | | | | | | |
| Worldwide Headcount | 50,072 | 51,409 | 50,838 | 43,898 | 45,991 | 52,208 | 55,128 | 61,803 | 62,500 | 62,817 | 62,991 | 61,349 | 65,431 | 67,799 | 67,121 | 106,604 |

## Business Model

Gross Margin
18%-23%

Operating Expense
9%-10%

Operating Income
8%-14%

Tax
6%-9% of Income Before Tax

Capital Expenditures
7%-8%

Inventory Turns
12-16 Turns

Conversion Cycle
4-8 Days

### Gross vs. Net Cash & Cash Equivalents



Cash and Cash Equivalents
Net Cash and Cash Equivalents
Dollars (in millions)

### R&D and Capital Expenditures



R&D
CapEx
R&D % of Revenue
Dollars (in millions)

### Free Cash Flow



Dollars (in millions)

### R4Q Return on Invested Capital



Note: Refer to "Non-GAAP Financial Measures" for information about non-GAAP financial measures included in this investor summary

# Non-GAAP Financial Measures

**Free Cash Flow:** Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet, repaying debt and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP.

**EBITDA:** EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance.

**Non-GAAP Gross Margin:** Non-GAAP gross margin is a non-GAAP measure defined as gross margin before any unusual or non-recurring charges to cost of goods sold. For Q3 FY12, non-GAAP gross margin excludes costs recognized upon the sale of inventory that was written-up to fair value in connection with the HGST acquisition. Because we believe these costs may not be indicative of ongoing operations, we believe that non-GAAP gross margin is a useful measure to investors as an alternative method for measuring our operating performance and comparing it against prior periods' performance.

| | Q4 FY08 | Q1 FY09 | Q2 FY09 | Q3 FY09 | Q4 FY09 | Q1 FY10 | Q2 FY10 | Q3 FY10 | Q4 FY10 | Q1 FY11 | Q2 FY11 | Q3 FY11 | Q4 FY11 | Q1 FY12 | Q2 FY12 | Q3 FY12 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Reconciliation of Cash Flows from Operations to Free Cash Flow | | | | | | | | | | | | | | | | |
| Cash Flows from Operations | $229 | $301 | $300 | $355 | $349 | $434 | $557 | $588 | $363 | $390 | $505 | $313 | $447 | $352 | $378 | $1,208 |
| Capital Expenditures | (146) | (162) | (140) | (106) | (111) | (176) | (199) | (177) | (185) | (200) | (250) | (175) | (153) | (134) | (120) | (139) |
| Free Cash Flow | $83 | $139 | $160 | $249 | $238 | $258 | $358 | $411 | $178 | $190 | $255 | $138 | $294 | $218 | $258 | $1,069 |
| | | | | | | | | | | | | | | | | |
| Reconciliation of Net Income to EBITDA | | | | | | | | | | | | | | | | |
| Net Income | $213 | $211 | $14 | $50 | $196 | $288 | $429 | $400 | $265 | $197 | $225 | $146 | $158 | $239 | $145 | $483 |
| Interest Expense | 4 | 4 | 9 | 3 | 2 | 2 | 2 | 1 | 1 | - | 1 | (1) | 2 | 1 | 2 | 4 |
| Income Tax Expense | 24 | 19 | (7) | 8 | 11 | 29 | 42 | 40 | 27 | 14 | 14 | 13 | 12 | 19 | 15 | 55 |
| Depreciation and Amortization | 113 | 117 | 122 | 119 | 122 | 121 | 126 | 128 | 134 | 150 | 151 | 151 | 150 | 158 | 140 | 188 |
| EBITDA | $354 | $351 | $138 | $180 | $331 | $440 | $599 | $569 | $427 | $361 | $391 | $309 | $322 | $417 | $302 | $730 |
| | | | | | | | | | | | | | | | | |
| Reconciliation of Gross Margin to Non-GAAP Gross Margin | | | | | | | | | | | | | | | | |
| Gross Margin | $425 | $424 | $290 | $253 | $370 | $514 | $687 | $665 | $535 | $437 | $475 | $410 | $469 | $541 | $648 | $977 |
| Acquisition-Related Fair Value Adjustments | – | – | – | – | – | – | – | – | – | – | – | – | – | – | – | 100 |
| Non-GAAP Gross Margin | $425 | $424 | $290 | $253 | $370 | $514 | $687 | $665 | $535 | $437 | $475 | $410 | $469 | $541 | $648 | $1,077 |

## Non-GAAP Financial Measures

**Non-GAAP Net Income:** Non-GAAP net income is a non-GAAP measure defined as net income before any unusual or non-recurring charges or any tax impact related to those charges.

| | Q4 FY08 | Q1 FY09 | Q2 FY09 | Q3 FY09 | Q4 FY09 | Q1 FY10 | Q2 FY10 | Q3 FY10 | Q4 FY10 | Q1 FY11 | Q2 FY11 | Q3 FY11 | Q4 FY11 | Q1 FY12 | Q2 FY12 | Q3 FY12 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Reconciliation of Net Income to Non-GAAP Net Income | | | | | | | | | | | | | | | | |
| Net Income | $213 | $211 | $14 | $50 | $196 | $288 | $429 | $400 | $265 | $197 | $225 | $146 | $158 | $239 | $145 | $483 |
| Acquisition-Related Expense | — | — | — | — | — | — | — | — | — | — | — | 10 | 10 | 14 | 14 | 34 |
| Litigation Accruals | — | — | — | — | — | — | — | — | 27 | — | — | — | 25 | 7 | — | — |
| Charges Related to Flooding, Net of Recoveries | — | — | — | — | — | — | — | — | — | — | — | — | — | — | 199 | 15 |
| In-Process Research and Development Charge | — | — | — | 14 | — | — | — | — | — | — | — | — | — | — | — | — |
| Acquisition-Related Adjustments to Fair Value of Inventory / Cost of Revenue | — | — | — | — | — | — | — | — | — | — | — | — | — | — | — | 91 |
| Amortization of Newly Acquired Intangible Assets | — | — | — | — | — | — | — | — | — | — | — | — | — | — | — | 12 |
| Restructuring | — | — | 113 | 4 | (23) | — | — | — | — | — | — | — | — | — | — | — |
| Tax Impact | — | — | (4) | — | — | — | — | — | — | — | — | — | — | — | — | (16) |
| Non-GAAP Net Income | $213 | $211 | $123 | $68 | $173 | $288 | $429 | $400 | $292 | $197 | $225 | $156 | $193 | $260 | $358 | $619 |

## Footnotes

1. FY08 and Q1 FY11 ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates
2. Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media
3. Worldwide Headcount excludes temporary employees
4. Consumer Electronics includes gaming
5. Both the GAAP and non-GAAP results include the results of the newly acquired HGST subsidiary from the acquisition date of March 8, 2012

## Formulas

**Share** = Units / TAM

**ASP** = Revenue / Units

**Free Cash Flow** = Cash Flow from Operations – Capital Expenditures

**EBITDA** = Net income + Interest Expense + Income Tax Expense + Depreciation and Amortization

**Days Sales Outstanding (DSO)** = Accounts Receivable / (Revenue / 91 days)

**Days Inventory Outstanding (DIO)** = Inventory / (Cost of Revenue / 91 days)

**Days Payables Outstanding (DPO)** = Accounts Payable / (Cost of Revenue / 91 days)

**Cash Conversion Cycle** = DSO + DIO – DPO

**Inventory Turns** = 364 days / DIO

**R4Q ROIC** = R4Q (Net Income from Continuing Operations + Interest Expense) / R4Q Average (Equity + Debt)

**R4Q ROA** = R4Q Net Income from Continuing Operations / R4Q Average Total Assets